UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2004

APPLIED FILMS CORPORATION
(Exact name of Registrant as specified in its charter)

Colorado (State or Other Jurisdiction of Incorporation)	000-23103 (Commission File No.)	84-1311581 (IRS Employer Identification No.)

9586 I-25 Frontage Road, Suite 200, Longmont, Colorado (Address of Principal Executive Offices)		80504 (Zip Code)

303-774-3200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [__]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [__]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [__]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [__]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.02 Results of Operations and Financial Condition

On October 21, 2004, Applied Films Corporation issued a press release announcing results for the first quarter of fiscal year 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9.01 Financial Statements and Exhibits

      (c)     Exhibit

               99.1      Press Release Dated October 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2004	APPLIED FILMS CORPORATION By /s/ Lawrence D. Firestone Lawrence D. Firestone Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated October 21, 2004 announcing financial results for the first quarter of fiscal year 2005.

EXHIBIT 99.1

9586 I-25 Frontage Rd., Suite 200 Longmont, CO 80504 U.S.A. Telephone 303.774.3200 Facsimile 303.678.9275

CONTACTS:	Lawrence Firestone Chief Financial Officer (303) 774-3246

FOR IMMEDIATE RELEASE

APPLIED FILMS REPORTS EARNINGS FOR FIRST QUARTER FISCAL YEAR 2005

Longmont, Colorado (October 21, 2004) – Applied Films Corporation (Nasdaq: AFCO) announced today results for the first quarter of fiscal 2005, ended September 25, 2004.

First Quarter Fiscal 2005 Results from Continuing Operations

Net revenues for the first quarter of fiscal 2005 were $41.7 million compared to $47.7 million for the first quarter of fiscal 2004, a decrease of 12.6%.

Pro forma income from continuing operations for the first quarter of fiscal 2005 was $1.7 million, or $0.11 per fully diluted common share, compared to $2.9 million or $0.25 per fully diluted common share for the first quarter of fiscal 2004. Our pro forma EPS corresponds to First Call’s definition of EPS.

Income from continuing operations on a GAAP basis for the first quarter of fiscal 2005 was $370,000 or $0.02 per fully diluted common share, compared to $2.2 million or $0.19 per fully diluted common share for the first quarter of fiscal 2004. Our GAAP EPS corresponds to First Call’s definition of GPS.

Bookings for the quarter were $36.5 million. Backlog as of September 25, 2004 was $68.5 million. We expect to recognize revenue from this backlog over the next 9 to 12 months.

“We were disappointed with the timing of bookings which came too late in the first quarter to impact our revenue. We believe the late receipt of orders reflects the general slow down in the flat panel display industry which is further illustrated by our 0.88:1 book to bill ratio,” stated Thomas T. Edman, President and Chief Executive Officer. “However, the pause in investment for flat panel display equipment creates an opportunity for us to showcase our new TRITON tool for the array side of the FPD and to further the integration of our Taiwan manufacturing facility in time for the resumption of growth in the flat panel display industry.”

We report pro forma non-GAAP financial measures so that management and investors can assess the ongoing performance of the company without considering the non-cash charges for the amortization of intangible assets, and the charges for in-process research and development related to the acquisitions that we have completed. A reconciliation of pro-forma non-GAAP financial measures to GAAP can be found in the attached financial table.

Business Outlook

The following statements are based on our current expectations for the second quarter of fiscal year 2005. These statements are forward-looking and subject to the qualifying safe harbor statement.

Fiscal 2005 – Second Quarter Guidance

•	Net Revenues: We expect net revenues for the second quarter of fiscal 2005 to be in the range of $42 — 44 million.

•	GAAP Earnings Per Share: We expect GAAP earnings per share in the range of approximately $0.04 — $0.07 per fully diluted share for the second quarter of fiscal 2005.

•	We expect fully diluted shares outstanding to be approximately 15.2 million for the second quarter of fiscal 2005.

•	Amortization of Intangibles: We expect the amortization of intangibles to be approximately $1.2 million for the second quarter of fiscal 2005.

First Quarter Fiscal 2005 Conference Call

Applied Films Corporation will conduct a conference call and webcast at 3:30p.m. MDT (5:30p.m. EDT) on Thursday, October 21, 2004 to review first quarter fiscal year 2005 financial results. During the conference call and webcast, Thomas Edman, President and Chief Executive Officer, and Lawrence Firestone, Chief Financial Officer, will present the financial results for the quarter.

The public is invited to participate in the conference call by dialing 1-800-374-1496 or 1-706-634-1435 (International) at least 5-10 minutes prior to the start time, or via webcast at www.appliedfilms.com, and click on the “Investor Relations” button and then “Meetings and Presentations”. A replay of the recorded conference call will be available two hours after the live call, until October 28, 2004. To listen to the replay, dial 1-800-642-1687, or 1-706-645-9291 (International) and use Conference ID: 1503736.

Upcoming Events

Applied Films Corporation will be presenting at the AeA Classic Financial Conference on November 8th and 9th at the Hyatt Regency Hotel in Monterey, California, and on December 10, 2004 at the Lehman Brothers Conference at the Fairmont Hotel in San Francisco.

About Applied Films Corporation

We are a leading provider of thin film deposition equipment to diverse markets such as the flat panel display, the architectural and solar glass, and the consumer products packaging and electronics industries. For more information, please visit our web site at http://www.appliedfilms.com.

Safe Harbor Statement

This press release contains forward-looking statements that involve substantial risks and uncertainties. Typically, these statements contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. You should read statements that contain these words carefully because they discuss our future expectations, contain projections of our future results of operations or of our financial position or state other “forward-looking” information. You are cautioned that forward-looking statements, including statements about future bookings, revenues and earnings, are not guaranties of future performance. There may be events in the future that we are not able to predict or control. Such risks and uncertainties include change and volatility in the demand for deposition equipment, the effect of changing worldwide political and economic conditions on capital expenditures, production levels, including those in Europe and Asia, the effect of overall market conditions and market acceptance risks. Other risks include those associated with dependence on suppliers, the impact of competitive products and pricing, technological and product development risks and other risk factors. As a result, our operating results may fluctuate, especially when measured on a quarterly basis. The forward-looking statements included in this release are made only as of the date of this release and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. For further information, refer to our Securities and Exchange Commission filings, including our Forms 10-K and Forms 10-Q.

– FINANCIAL TABLES FOLLOW –

APPLIED FILMS CORPORATION AND SUBSIDIARIESCONSOLIDATED
STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended (unaudited)

	September 25, 2004	September 27, 2003(1)

Net revenues	$41,680	$47,674
Cost of goods sold	29,802	34,660

Gross profit	$11,878	$13,014

Operating expenses:
Research and development	$4,772	$4,068
Selling, general and administrative	7,779	6,245
Amortization of other intangible assets	1,208	1,017

Income (loss) from operations	$(1,881)	$1,684

Other income, net:
Interest income, net	$635	$229
Other income, net	460	639
Equity earnings of joint venture	1,400	549

Income from continuing operations before income taxes	$614	$3,101

Income tax expense	$(244)	$(921)

Income from continuing operations	$370	$2,180

Discontinued operations(2):
Income (loss) from discontinued operations, net of ta$	-	$(418)
Gain on disposal of discontinued operations, net of tax	-	770

Discontinued operations, net of tax $	-	352

Net income applicable to common stockholders	$370	$2,532

Earnings per share:
Basic:
Earnings from continuing operations	$0.02	$0.19
Income from discontinued operations	0.00	0.03

Basic earnings per share	$0.02	$0.22

Diluted:
Earnings from continuing operations	$0.02	$0.19
Income from discontinued operations	0.00	0.03

Diluted earnings per share	$0.02	$0.22

Weighted average common shares outstanding:
Basic	14,839	11,189

Diluted	15,022	11,493

(1)	Amounts have been adjusted to show the operating results of the Hong Kong Coated Glass Business, which was sold on September 26, 2003 as discontinued operations.

(2)	Reflects the operations and the gain recognized from the sale of the Hong Kong Coated Glass Business, which occurred on September 26, 2003, as discontinued operations.

RECONCILIATION OF PRO-FORMA NON-GAAP MEASUREMENT TO GAAP
(in thousands, except per share data)
(unaudited)

	Three Months Ended

	September 25, 2004	September 27, 2003(1)

Pro Forma Financial Results:
Earnings Before Intangible Amortization:
Income from continuing operations before income taxes	$614	$3,101
Add: Amortization of Other Intangible Assets	1,208	1,017

Earnings from Continuing Operations Before Intangible
Amortization and Taxes	1,822	4,118

Tax (Expense) (2)	(148)	(1,249)

Earnings from Continuing Operations Before Intangible
Amortization	$1,674	$2,869

Pro forma earnings per share:
Basic Pro forma EPS	$0.11	$0.26

Diluted Pro forma EPS	$0.11	$0.25

Weighted Average Common Shares Outstanding:
Basic	14,839	11,189

Diluted	15,022	11,493

(1)	Amounts have been adjusted to show the operating results of the Hong Kong Coated Glass Business, which was sold on September 26, 2003, as discontinued operations.

(2)	Taxes are calculated at 35% and equity earnings of joint venture are non-taxable.

Note:	Pro forma earnings are not intended to represent cash flows for the period. Pro forma earnings should not be considered in isolation or as a substitute for measures of performance prepared in accordance with generally accepted accounting principles. Our definition of pro forma earnings may differ from similar measurements provided by other public companies.

APPLIED FILMS CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands except share data)

	September 27, 2004 (unaudited)	June 26, 2004

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$37,188	$18,081
Marketable securities	133,671	133,385
Accounts and trade notes receivable, net of allowance
of $465 and $525, respectively	13,163	19,567
Revenue in excess of billings	51,098	70,644
Inventories, net of allowance of $871 and $937, respectively	5,604	8,431
Prepaid expenses and other	1,972	2,093
Deferred Tax Asset	1796	1,930

Total current assets	244,492	254,131

Property, plant and equipment, net of accumulated
depreciation of $8,653 and $7,901, respectively	20,820	19,474
Goodwill and other intangible assets, net of accumulated
amortization of $21,243 and $19,826 respectively	79,637	79,877
Investment in joint venture	15,127	15,157
Deferred tax asset, net	11,288	9,687
Other assets	349	272

Total assets	$371,713	$387,598

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Trade accounts payable	$17,689	$23,242
Accrued expenses	22,831	26,388
Billings in excess of revenue	3,470	3,987
Current portion of deferred gross profit, deferred gain
and lease obligation	372	372
Deferred tax liability	11,958	10,770

Total current liabilities	56,320	64,759

Long-term portion of deferred tax liability	575	314
Long-term portion of gross profit, deferred gain and
other long-term obligation	1,621	1,709
Accrued pension benefit obligation	14,009	13,289

Total liabilities	$72,525	$80,071

STOCKHOLDERS' EQUITY:
Preferred Stock, no par value, 1,000,000 shares authorized,
no shares issued and outstanding	--	--
Common stock, no par value, 40,000,000 shares
authorized, 14,845,998 and 14,838,215 shares issued and outstanding at September 25, 2004, and
June 26, 2004, respectively	258,423	258,340
Warrants and stock options	595	595
Other cumulative comprehensive income	23,164	22,956
Retained earnings	17,006	16,636

Total stockholders' equity	299,188	298,527

Total liabilities and stockholders' equity	$371,713	$378,598

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